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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                   Current Report Under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report                              November 22, 1999

Commission File No.                               0-8190

                        WILLIAMS INDUSTRIES, INCORPORATED
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

      Virginia                                           54-0899518
---------------------------------           --------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification
incorporation or organization)               Number)

     2849 Meadow View Road                                22042
---------------------------------           --------------------------------
(Address of Principal Executive                         (Zip Code)
 Offices)

                                 (703) 560-5196
              ----------------------------------------------------
              (Registrant's telephone Number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.

(a)   (1)

(i) On November 16, 1999, the Company notified Deloitte & Touche LLP (Deloitte) that it was terminating Deloitte as the Company's principal independent certifying accountant.

(ii) Neither of Deloitte's reports on the Company's financial statements for the past two fiscal years contained an adverse opinion or disclaimer of opinion, nor was either of such reports qualified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was (A) recommended by the Company's audit committee and (B) approved by the full Board of Directors.

(iv) During the Company's two most recent fiscal years and the subsequent interim period preceding Deloitte's dismissal, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Deloitte's satisfaction, would have caused Deloitte to make a reference to the subject matter of the disagreement(s) in connection with its reports.

(2) The Company engaged Aronson, Fetridge & Weigle of Rockville, Maryland on November 18, 1999 to be its principal independent certifying accountant.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Williams Industries, Incorporated

Date:  November 22, 1999
                                      /s/ FRANK E. WILLIAMS, III
                                     -------------------------------
                                      Frank E. Williams, III, President


                                      /s/ MARIANNE V. PASTOR
                                     -------------------------------
                                      Marianne V. Pastor, Vice President